UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 2, 2021 (January 29, 2021)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(d)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2021, Kevin Ross was appointed to the Board of Directors (the “Board”) of Southwest Iowa Renewable Energy, LLC (the “Company”). Following the resignation of Hubert M. Houser from the Board in December 2020, the Board’s Nominating Committee invited the Company’s unit holders to suggest persons to fill Mr. Houser’s Board vacancy for the remainder of his term, which ran through the 2022 annual meeting of the Company.  Since that invitation, the Nominating Committee received a number of member suggestions, had discussions with a selection of the most qualified suggestions, and interviewed with final candidates.  Following the recommendation of the Nominating Committee, on January 29th, 2021 the Board appointed Kevin Ross to the Board vacancy to serve through the 2022 annual meeting of the Company.  Mr. Ross’s assignments to the Company’s Board committees have not yet been determined.

Item 7.01.	Regulation FD Disclosure

On February 2, 2021, the Company issued a press release related to the topics reported in Item 5.02(d) hereof. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The filing of this report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Southwest Iowa Renewable Energy, LLC Press release dated February 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: February 2, 2021	By:	/s/ Michael D. Jerke
Michael D. Jerke
Chief Executive Officer